                                                                 EXHIBIT 10.7
                                  EXHIBIT D
                                  ---------


                 SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT
                 -------------------------------------------

        AMENDATORY AGREEMENT dated as of March 6, 1998 by and among ENTEX INFORMATION SERVICES, INC., a Delaware corporation (the "Company"), the successor by merger to ENTEX Holdings, Inc., a Delaware corporation, DORT A. CAMERON III, an individial ("Cameron"), and ENTEX ASSOCIATES, L.P., a Delaware limited partnership ("ENTEX Associates"), and each of the individuals listed on Schedule A hereto, who are sometimes collectively referred to herein as the "Plan 1 Participants".

                            W I T N E S S E T H :
                            - - - - - - - - - -

        WHEREAS, the Company, Cameron, ENTEX Associates, and the individual stockholders of the Company (which stockholders include the Plan 1
Participants) are parties to that certain Stockholders' Agreement dated as of December 10, 1993, as amended by the Amendment thereto dated as of December 1, 1994 (the "Existing Agreement"), pursuant to which the parties agreed to certain restrictions upon the sale, transfer, hypothecation, assignment, pledge, negotiation or other disposition of the Common Stock and upon the voting of the Common Stock, all as set forth in the Existing Agreement; and

        WHEREAS, the Company, Cameron, ENTEX Associates and the Plan 1 Paarticipants have determined that it will promote the best interests of the Company and the mutual interests of the Participants (including the Plan 1 Participants) to amend the Existing Agreement as provided herein;

        NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree that the Existing Agreement is amended as follows:

        1. Termination of Effectiveness of Section 5 of the Existing Agreement. The provisions of Section 5 of the Existing Agreement are deemed to be deleted in their entirety with respect to the Stock Owned by each Plan 1 Participant that executes and delivers this Amendatory Agreement, and shall no longer apply or have any effect with respect to such Stock.

        2. Existing Agreement Remains in Force. Except as expressly set forth in this Amendatory Agreement, the Existing Agreement remains unmodified and in full force and effect.

        3. Counterparts. This Amendatory Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the day and year first above written.



                                           ENTEX INFORMATION SERVICES, INC.


                                           By: _____________________________
                                               John A. McKenna, Jr.
                                               President


                                           ENTEX ASSOCIATES, L.P.


                                           BY:  THE PUTNAM GROUP, INC.,
                                                  General Partner


                                           By: _____________________________
                                               Dort A. Cameron III
                                               President


                                           _________________________________
                                           Dort A. Cameron III



                                           _________________________________
                                           [Name of Participant]